                       SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D. C. 20549


                                    FORM 8 K-A


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                     January 31, 1995  (December 31, 1994)

                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                         UNION PLANTERS CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

            TENNESSEE                                      0-10160                             62-0859007
- -------------------------------------            -----------------------------         -------------------------
      (State of incorporation)                           (Commission                        (I.R.S. Employer
                                                         File Number)                      Identification No.)



                      UNION PLANTERS ADMINISTRATIVE CENTER
                          7130 GOODLETT FARMS PARKWAY
                            MEMPHIS, TENNESSEE 38018
                    ----------------------------------------
                    (Address of principal executive offices)



      Registrant's telephone number, including area code:  (901) 383-6000
                                                           --------------

                                Not Applicable
        ------------------------------------------------------------
        (Former name or former address, if changed since last report).

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Union Planters Corporation (the Corporation) consummated the acquisition of Grenada Sunburst System Corporation (GSSC) on December 31, 1994. Prior to its acquisition and merger with and into the Corporation, GSSC was a multi-bank holding company headquartered in Mississippi with approximately $2.5 billion of total assets. The two major commercial banking subsidiaries of GSSC were Sunburst Bank, Mississippi and Sunburst Bank, Louisiana, with total assets of approximately $2.0 billion and $500 million, respectively. Both are now wholly-owned subsidiaries of the Corporation. Reference is made to the Corporation's Quarterly Report on Form 10-Q dated September 30, 1994 and the Corporation's Current Reports on Form 8-K dated July 1, 1994, July 26, 1994, August 19, 1994, and September 28, 1994 for additional information regarding this acquisition.

     In determining the amount of consideration paid in the transaction, the Corporation took into account the factors described in the subsections headed "Reasons and Recommendations of UPC Board of Directors" and "Fairness Opinion of Stifel Nicolaus" found on pages 42 through 48 of the Joint Proxy Statement/Prospectus dated November 10, 1994 included in the Corporation's Registration Statement on Form S-4 (Registration No. 33-56269) which disclosure is incorporated by reference as part of this Report.

     The merger of the Corporation and GSSC was consummated by the Corporation issuing 1.4530 shares of its $5 par value Common Stock for each outstanding share of GSSC. The total number of shares of Union Planters Corporation's $5 par value Common Stock issued in the transaction was 13,776,357. (Approximate value of the transaction is $288 million based on the December 31, 1994 stock price of $20.88). The acquisition of GSSC was approved by a majority of the shareholders of both the Corporation and GSSC.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)  Financial Statements of Business Acquired                                                 PAGE
     -----------------------------------------                                               --------
          (1)       Grenada Sunburst System Corporation and Subsidiaries
                    Audited Consolidated Financial Statements as of and for
                    the three years ended December 31, 1993 required by this item are incorporated herein by reference to Exhibit 99(a) of
                    Union Planters Corporation's Current Report on Form 8-K
                    dated July 26, 1994

          (2)       Grenada Sunburst System and Subsidiaries Unaudited Interim
                    Consolidated Financial Statements as of and for the Three and Nine Months ended September 30, 1994

                    a)    Consolidated Balance Sheets as of September 30, 1994,
                          December 31, 1993, and September 30, 1993                             1

                    b)    Consolidated Statements of Income, Quarters and
                          Nine Months ended September 30, 1994 and 1993                         2

                    c)    Consolidated Statements of Changes in Stockholders'
                          Equity, Nine Months ended September 30, 1994 and 1993                 3

                    d)    Consolidated Statements of Cash Flows, Nine Months
                          ended September 30, 1994 and 1993                                     4

                    e)    Notes to Consolidated Financial Statements                            5

                                                                                         Page

(b)       Pro Forma Financial Information


          (1) Union Planters Corporation Unaudited Pro Forma
              Consolidated Financial Statements

              a)  Introduction                                                              2

              b)  Unaudited Pro Forma Consolidated Balance Sheet
                  as of Septembver 30, 1994                                                 3

              c)  Unaudited Pro Forma Conoslidated Statement of Earnings
                  for the Nine Months ended Septemeber 30, 1994                             5

              d)  Unaudited Pro Forma Consolidated Statement of Earnings
                  for the Twelve Months ended December 31, 1993                             8

              e)  Unaudited Pro Forma Consolidated Statement of Earnings
                  for the Twelve Months ended December 31, 1992                            11

              f)  Unaudited Pro Forma Consolidated Statement of Earnings
                  for the Twelve Months ended December 31, 1991                            12

              g)  Notes to the Unaudited Pro Forma Consolidated Financial
                  Statements                                                               13




(c)       Exhibits

          (1) Plan of acquisition, reorganization, arrangement, liquidation, or succession

              Agreement and Plan of Reorganization dated as of July 1, 1994 between Union Planters Corporation, GSSC Acquisition Company, Inc., Grenada Sunburst System Corporation, Sunburst Bank, Mississippi, and Sunburst Bank, Louisiana is incorporated herein by reference to Exhibit 2(a) of Union Planters Corporation's Current Report on Form 8-K dated July 26, 1994.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                Union Planters Corporation
                                               --------------------------------
                                                       Registrant



Date:    January 31, 1995                      /s/  M. Kirk Walters

       --------------------                    --------------------------------

                                                    M. Kirk Walters
                                               Senior Vice President, Treasurer
                                                 and Chief Accounting Officer

            ITEM 7(A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

Grenada Sunburst System Corporation and Subsidiaries Unaudited
Consolidated Financial Statements as of and for the three and nine months ended September 30, 1994.

                             FINANCIAL INFORMATION
              GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                  (Unaudited)

                                              Sept. 30,   Dec.31,   Sept. 30,
                                                 1994       1993       1993
ASSETS                                       ---------  ---------  ---------
Cash and demand balances with banks         $  142,683    133,889    128,968
Interest bearing deposits with banks             1,126         28         28
Securities available for sale                  119,000    120,101    119,638
Investment securities (Market value of
 approximately $277,620, $301,240
 and $302,908)                                 274,611    287,945    288,855
Mortgage-backed securities (Market
 value of approximately $177,183,
 $170,815 and $187,313)                        182,150    167,532    177,612
Mortgages held for resale                       25,079     73,956     55,088
Federal funds sold and securities
 purchased under agreements to resell                0     25,000     23,000
Loans                                        1,704,820  1,569,547  1,539,531
  Less:  Unearned income                         9,055      9,007      8,823
         Allowance for credit losses            32,898     32,749     32,142
                                            ----------  ---------  ---------
      Net loans                              1,662,867  1,527,791  1,498,566
Premises and equipment, net                     49,763     48,738     48,293
Other real estate                                3,795      5,185      6,590
Accrued interest receivable                     20,522     18,262     18,115
Other assets                                    29,299     27,771     29,047
                                            ----------  ---------  ---------
Total Assets                                $2,510,895  2,436,198  2,393,800
                                            ==========  =========  =========

LIABILITIES
Deposits
  Demand:
    Non-interest bearing                    $  412,935    419,641    371,463
    Interest bearing                           657,021    607,472    604,560
  Savings                                      166,120    165,814    163,456
  Time, $100,000 and over                      217,731    247,538    260,760
  Other time                                   768,567    759,342    764,186
                                            ----------  ---------  ---------
      Total deposits                         2,222,374  2,199,807  2,164,425

Federal funds purchased and securities
 sold under agreements to repurchase            54,223     30,542     25,256
Other borrowed funds                            24,355     12,941     13,116
Accrued interest payable                         9,360      8,939      8,064
Other liabilities                               11,840      9,897     13,589
                                            ----------  ---------  ---------
     Total Liabilities                       2,322,152  2,262,126  2,224,450

STOCKHOLDERS' EQUITY
Common stock, $1.00 par value, 15,000,000
 authorized, 9,492,975 shares issued at
 September 30, 1994, December 31, 1993 and
 September 30, 1993                              9,493      9,493      9,493
Paid in capital                                 31,842     31,842     31,842
Net unrealized loss-securities
 available for sale                               (620)       (75)       (14)
Retained earnings                              148,028    132,812    128,029
                                            ----------  ---------  ---------
    Total Stockholders' Equity                 188,743    174,072    169,350
                                            ----------  ---------  ---------
Commitments and contingent liabilities
Total Liabilities and Stockholders' Equity  $2,510,895  2,436,198  2,393,800
                                            ==========  =========  =========

The accompanying notes are an integral part of the consolidated financial statements.

              GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                      (In thousands except per share data)
                                  (Unaudited)

                                       Quarter Ended       Nine Months Ended
                                      ---------------------------------------
                                      Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                         1994    1993        1994      1993
                                      --------- -------   --------  ---------
INTEREST INCOME
Loans including fees                    $36,523  31,785    102,573    90,340
Deposits with banks                          11       0         22       108
Mortgages held for resale                   595   1,077      2,355     2,954
Federal funds sold and securities
 purchased under agreements to resell        43     141        306       417
Securities:
 Taxable                                  6,296   6,827     18,702    21,147
 Exempt from federal taxes                1,210   1,261      3,748     4,069
 Dividends                                  461     337      1,324     1,159
                                        -------  ------    -------   -------
      Total Interest Income              45,139  41,428    129,030   120,194

INTEREST EXPENSE
Deposits:
 Demand                                   4,037   3,588     11,275    10,473
 Time, $100,000 and over                  2,115   2,025      6,204     5,763
 Other time and savings                   9,363   9,321     26,962    27,870
Federal funds purchased and securities
 sold under agreements to repurchase        353     260        876       728
Other borrowed funds                        446     254      1,130       636
                                        -------  ------    -------   -------
      Total Interest Expense             16,314  15,448     46,447    45,470
                                        -------  ------    -------   -------
Net interest income                      28,825  25,980     82,583    74,724
Provision for credit losses                 990   1,560      2,765     5,500
                                        -------  ------    -------   -------
Net interest income after
 provision for credit losses             27,835  24,420     79,818    69,224

NON-INTEREST INCOME
Service charges on deposit accounts       4,400   4,509     12,994    12,734
Other service charges,
 commissions, and fees                    2,705   2,827      7,951     7,855
Investment securities, net                  (44)    171       (145)     (131)
Fees from fiduciary activities              515     450      1,511     1,464
Other                                        90     403        440     1,030
                                        -------  ------    -------   -------
Total Non-Interest Income                 7,666   8,360     22,751    22,952

NON-INTEREST EXPENSE
Salaries                                 10,872  10,944     32,424    30,371
Employee benefits                         2,077   1,940      6,439     5,731
Net occupancy expense                     1,920   1,893      5,535     5,208
Furniture and equipment expense           1,985   1,771      5,875     5,359
FDIC deposit insurance expense            1,231   1,219      3,656     3,573
Other                                     6,201   5,122     18,452    16,013
                                        -------  ------    -------   -------
Total Non-Interest Expense               24,286  22,889     72,381    66,255
                                        -------  ------    -------   -------
Income before income taxes and
 cumulative effect of a change
 in accounting principle                 11,215   9,891     30,188    25,921
Income taxes                              3,475   3,171      9,297     7,984
                                        -------  ------    -------   -------
Income before cumulative effect of
 a change in accounting principle         7,740   6,720     20,891    17,937
Cumulative effect on prior years of
 a change to a different method of
 accounting for income taxes                  0       0          0       781
                                        -------  ------    -------   -------
Net Income                              $ 7,740   6,720     20,891    18,718
                                        =======  ======    =======   =======

EARNINGS PER SHARE:
 Income before cumulative effect
  of a change in accounting principle   $  0.82    0.71       2.20       1.91
 Cumulative effect of a change
  in accounting principle                  0.00    0.00       0.00       0.08
 Net Income                                0.82    0.71       2.20       1.99
DIVIDENDS PER SHARE                        0.20    0.20       0.60       0.52

The accompanying notes are an integral part of the consolidated financial statements.

             GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994 AND 1993
                                (In thousands)

                                 (Unaudited)



                                                 Net
                              Common  Paid in  Unrealized Retained
                               Stock  Capital    Loss     Earnings   Total
                              ------- -------- ---------  --------- -------
Balances January 1, 1993       $9,047   22,953     (459)   114,197  145,738
 Net income                                                 18,718   18,718
 Net unrealized gain on
  securities available
  for sale, net of tax                              445                 445
 Cash dividend declared                                     (4,936)  (4,936)
 Stock issued in exchange
  for net assets of Eastover
  Bank for Savings                439    8,734                        9,173
 Stock issued under
  compensation plan                 7      155                          162
 Unearned compensation                                          50       50
                               ------   ------   ------    -------  -------
Balances September 30, 1993    $9,493   31,842      (14)   128,029  169,350
                               ======   ======   ======    =======  =======

Balances January 1, 1994       $9,493   31,842      (75)   132,812  174,072
 Net income                                                 20,891   20,891
 Net unrealized loss on
  securities available
  for sale, net of tax                             (545)               (545)
 Cash dividend declared                                     (5,696)  (5,696)
 Unearned compensation                                          21       21
                               ------   ------   ------    -------  -------
Balances September 30, 1994    $9,493   31,842     (620)   148,028  188,743
                               ======   ======   ======    =======  =======


The accompanying notes are an integral part of the consolidated financial statements.

             GRENADA SUNBURST SYSTEM CORPORATION AND SUBSIDIARIES
                    CONSOLIDATED STATEMENTS OF CASH FLOWS
                   FOR THE NINE MONTHS ENDED SEPTEMBER 30,
                                (In thousands)
                                 (Unaudited)

                                                            1994       1993
                                                          --------   -------
Net cash flows from operating activities:
Net income                                               $  20,891     18,718
Adjustments to reconcile net income
 to net cash provided by operating activities:
  Amortization of goodwill and intangible assets             1,312        801
  Depreciation and amortization of premises and equipment    3,859      3,671
  Net accretion of investment securities                      (364)      (974)
  Provision for possible credit losses                       2,765      5,500
  Net decrease in mortgages held for resale                 48,877      7,984
  Other real estate provision                                  363        774
  Gains on sales of other real estate                         (209)      (303)
  (Gains) losses from sales of premises and equipment          (67)        98
  (Increase) decrease in interest receivable                (2,260)     1,304
  Increase (decrease) in interest payable                      421     (1,513)
  Losses on sales of securities, net                           146        131
  Other, net                                                  (875)    (5,322)
                                                         ---------    -------
     Net cash provided by operating activities              74,859     30,869

Cash flows from investing activities:
Net (increase) decrease in interest-bearing
 deposits with banks                                        (1,098)    20,002
Net (increase) decrease in federal funds sold and
 securities purchased under agreements to resell            25,000    (23,000)
Purchases of securities available for sale                 (42,889)         0
Principal prepayments on securities available for sale      55,651          0
Purchases of securities held to maturity                   (60,600)   (72,370)
Maturities of securities held to maturity                   52,850     77,037
Principal prepayments on securities held to maturity         9,538      6,171
Purchases of mortgage-backed securities held to maturity   (73,609)   (70,621)
Sales of mortgage-backed securities                              0     16,749
Principal prepayments of mortgage-backed securities         58,549     81,400
Net increase in loans                                     (138,870)   (86,961)
Net increase in premises and equipment                      (4,969)    (2,775)
Proceeds from sale of premises and equipment                   196        141
Proceeds from sales of other real estate                     2,220      4,107
Net cash received from Eastover acquisition                      0     35,922
                                                         ---------    -------
      Net cash used by investing activities               (118,031)   (14,198)
Cash flows from financing activities:
Net increase in demand and savings accounts                 43,149     48,578
Net decrease in other deposits                             (20,582)   (56,933)
Net increase (decrease) in federal funds purchased
 and securities sold under agreements to repurchase         23,681       (408)
Net increase (decrease) in other borrowed money             11,414       (801)
Cash dividends paid                                         (5,696)    (4,936)
                                                         ---------    -------
   Net cash provided by financing activities                51,966    (14,500)
                                                         ---------    -------
Net increase in cash and due from banks                      8,794      2,171
Cash and due from banks at the beginning of the period     133,889    126,797
                                                         ---------    -------
Cash and due from banks at the end of the period         $ 142,683    128,968
                                                         =========    =======

Unrealized (loss) on securities
  available for sale                                     $    (545)       445
Securities transferred to the available
  for sale category from the held to
  maturity category                                         12,266          0

The accompanying notes are an integral part of the consolidated financial statements.

                     GRENADA SUNBURST SYSTEM CORPORATION
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
            For the Nine Months Ended September 30, 1994 and 1993
                                 (Unaudited)


1. The accompanying unaudited consolidated financial statements have been prepared in accordance with the accounting policies in effect as of December 31, 1993, as set forth in the annual consolidated financial statements of Grenada Sunburst System Corporation and subsidiaries ("GSSC", or the "Company"). In the opinion of management, all adjustments necessary for a fair presentation of the condensed consolidated financial statements have been included and are of a normal recurring nature.

2. The results of operations for the nine-month period ended September 30, 1994 are not necessarily indicative of the results to be expected for the full year.

3. Per share data is based on weighted average shares of common stock outstanding of 9,492,975 for the quarter and nine months ended September 30, 1994 and for the quarter ended September 30, 1993. Per share data is based on weighted average common shares outstanding of 9,396,904 for the nine months ended September 30, 1993. The Company had outstanding 14,478 options on common stock at September 30, 1994 and 1993. Each option entitles the holder to purchase one share of the Company's common stock at an exercise price of $22.375. Generally, these options are exercisable beginning in 1995. The weighted average number of shares outstanding at September 30, 1994 and 1993 adjusted for the assumed exercise of all outstanding stock options using the treasury stock method would be 9,497,831 and 9,397,790, respectively for the calculation of primary earnings per share and 9,497,636 and 9,397,742, respectively for the calculation of fully diluted earnings per share. The assumed exercise of these options would have a less than one-half of $.01 dilution of earnings per share.

4. On July 1, 1994 a definitive agreement was entered into between Union Planters Corporation (UPC) and GSSC in which UPC will acquire all of the outstanding stock of GSSC in a transaction valued at approximately $305 million based on UPC's November 8, 1994 closing stock price of $22.125.
Under the terms of the definitive agreement, UPC will exchange 1.4530 shares of UPC common stock for each common share of GSSC. The acquisition, which is to be accounted for as a pooling of interests, is expected to be completed by year-end 1994, pending approval by both companies' shareholders and the completion of other closing conditions.

       Effective March 1, 1993, GSSC, through its wholly owned Mississippi banking subsidiary, Sunburst Bank, acquired selected net assets of Eastover Bank for Savings ("Eastover") in a transaction accounted for as a purchase. Had the acquisition occurred on January 1, 1993, for the nine months ended September 30, 1993, net interest income for the Company would have increased by approximately $3,140,000, net income would have increased by approximately $897,000, and earnings per share would have increased by approximately $.08 per share.

5. Effective January 1, 1994, GSSC adopted Financial Accounting Standards Board ("FASB") SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." This statement requires investments to be classified in three categories and to be accounted for as follows: (i) debt securities which the Company has the positive intent and ability to hold to maturity are classified as held-to-maturity and reported at amortized cost; (ii) debt and equity securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and reported at fair value, with unrealized gains and losses included in earnings; and
(iii) debt and equity securities not classified as either held-to-maturity securities or trading securities are classified as available-for-sale securities and reported at fair value, with unrealized gains and losses excluded from earnings and reported as an addition to or a deduction from stockholders' equity.

                  ITEM 7 (B) PRO FORMA FINANCIAL INFORMATION

                          UNION PLANTERS CORPORATION

            Unaudited Pro Forma Consolidated Financial Statements

                          UNION PLANTERS CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


    INTRODUCTION

        The following unaudited pro forma consolidated financial statements present a balance sheet as of September 30, 1994, and statements of earnings for the nine months ended September 30, 1994, and for each of the three years ended December 31, 1993. The unaudited pro forma consolidated balance sheet presents certain acquisitions which were completed subsequent to September 30, 1994, including the acquisition of Grenada Sunburst System Corporation (GSSC) completed December 31, 1994. The statements of earnings for the nine months ended September 30, 1994 and for the twelve months ended December 31, 1993 present the pro forma impact of acquisitions completed in 1993 and 1994 assuming that all acquisitions had been completed at January 1, 1993. Acquisitions accounted for as poolings of interests and completed in 1993 are included in the Corporation's 1993 results. Unaudited pro forma consolidated statements of earnings are also presented for the two years ended December 31, 1992 to reflect the acquisition of GSSC which is a significant acquisition being accounted for as a pooling of interests. The unaudited pro forma consolidated financial statements should be read in connection with the Corporation's 1993 consolidated financial statements (filed in the Corporation's Current Report on Form 8-K dated October 20, 1994) and Quarterly Report on Form 10-Q for the quarters ended March 31, 1994, June 30, 1994, and September 30, 1994. Additionally, the Corporation's Current Reports on Form 8-K dated February 8, 1994, April 14, 1994, May 18, 1994, July 1, 1994, July 26,
    1994, August 19, 1994, and September 1, 1994 contain audited consolidated financial statements, unaudited interim consolidated financial statements, and other related information for GSSC and other completed acquisitions.
    Note 1 to these unaudited pro forma consolidated financial statements identifies (including the abbreviations for the company names heading the columns of the statements) the completed acquisitions included herein.

               UNION PLANTERS CORPORATION AND SUBSIDIARIES
               UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
               SEPTEMBER 30, 1994
               (Dollars in thousands)


                                                                         |----------- ACQUISITIONS -----------|
                                                               UNION                                PRO FORMA    PRO FORMA
                                                              PLANTERS   CONSUMMATED      GSSC     ADJUSTMENTS     TOTAL
                                                            -----------  ------------  ----------  ----------- -------------
               ASSETS
                 Cash and due from banks                    $  276,377      $  7,492  $  142,683     $      0  $   426,552
                 Interest-bearing deposits at financial
                   institutions                                  8,106         3,254       1,126            0       12,486
                 Federal funds sold and securities
                   purchased under agreements to resell         83,187         1,425           0            0       84,612
                 Trading account securities, at market         154,556             0           0            0      154,556
                 Loans held for resale                           7,449             0      25,079            0       32,528
                 Investment securities
                   Available for sale, at fair value         1,990,386         5,090     119,000      (12,461)   2,102,015
                   Held to maturity, at amortized cost         907,268        42,796     456,761            0    1,406,825
                 Loans                                       3,781,098        93,523   1,704,820            0    5,579,441
                   Less:  Unearned income                      (21,417)         (191)     (9,055)           0      (30,663)
                          Allowance for losses on loans        (88,870)       (1,208)    (32,898)           0     (122,976)
                                                            ----------      --------  ----------     --------  -----------
                       Net loans                             3,670,811        92,124   1,662,867            0    5,425,802

                 Premises and equipment                        156,653         4,980      49,763       (6,842)     204,554
                 Accrued interest receivable                    68,878           893      20,522            0       90,293
                 Goodwill and other intangibles                 48,913           109       5,762            0       54,784
                 Other assets                                  122,570         3,204      27,332       22,210      175,316
                                                            ----------      --------  ----------     --------  -----------
                       Total assets                         $7,495,154      $161,367  $2,510,895     $  2,907  $10,170,323
                                                            ==========      ========  ==========     ========  ===========
               LIABILITIES AND SHAREHOLDERS' EQUITY
                 Deposits
                   Noninterest-bearing                      $  848,348      $ 19,326  $  412,935     $      0  $ 1,280,609
                   Certificates of deposit over $100,000       403,713         2,580     217,731            0      624,024
                   Other interest-bearing                    4,653,528       116,796   1,591,708            0    6,362,032
                                                            ----------      --------  ----------     --------  -----------
                       Total deposits                        5,905,589       138,702   2,222,374            0    8,266,665

                 Short-term borrowings                         613,489         5,497      54,223            0      673,209
                 FHLB advances                                 190,126         2,187           0            0      192,313
                 Long-term debt                                116,956         3,480      24,355            0      144,791
                 Accrued interest, expenses, and taxes          51,004           142       9,360            0       60,506
                 Other liabilities                              32,162         1,235      11,840       48,205       93,442
                                                            ----------      --------  ----------     --------  -----------
                       Total liabilities                     6,909,326       151,243   2,322,152       48,205    9,430,926
                                                            ----------      --------  ----------     --------  -----------
                 Shareholders' equity
                   Preferred stock
                     Convertible                                87,298             0           0            0       87,298
                     Nonconvertible                             17,250             0           0            0       17,250
                   Common stock                                127,110         3,808       9,493       59,579      199,990
                   Additional paid-in capital                   93,958          (392)     31,842      (59,579)      65,829
                   Net unrealized loss - available
                     for sale securities                       (13,385)          (48)       (620)           0      (14,053)
                   Retained earnings                           273,597         6,756     148,028      (45,298)     383,083
                                                            ----------      --------  ----------     --------  -----------
                       Total shareholders' equity              585,828        10,124     188,743      (45,298)     739,397
                                                            ----------      --------  ----------     --------  -----------
                       Total liabilities and
                         shareholders' equity               $7,495,154      $161,367  $2,510,895     $  2,907  $10,170,323
                                                            ==========      ========  ==========     ========  ===========


        See the accompanying notes to the unaudited pro forma consolidated financial statements.

               UNION PLANTERS CORPORATION AND SUBSIDIARIES
               CONSUMMATED ACQUISITIONS COMBINED BALANCE SHEET
               SEPTEMBER 30, 1994
               (Dollars in thousands)


                                                                                       PRO FORMA    COMBINED
                                                               OBION       MSB-ARK     ADJUSTMENTS    TOTAL
                                                             ----------  ------------  ----------  -----------
               ASSETS
                 Cash and due from banks                       $ 1,014      $  6,478     $     0     $  7,492
                 Interest-bearing deposits at financial
                   institutions                                      0         3,254           0        3,254
                 Federal funds sold and securities
                   purchased under agreements to resell          1,425             0           0        1,425
                 Trading account securities, at market               0             0           0            0
                 Loans held for resale                               0             0           0            0
                 Investment securities
                   Available for sale, at fair value             3,378         1,712           0        5,090
                   Held to maturity, at amortized cost          12,068        30,728           0       42,796
                 Loans                                          10,644        82,879           0       93,523
                   Less:  Unearned income                         (191)            *           0         (191)
                          Allowance for losses on loans           (213)         (995)          0       (1,208)
                                                               -------      --------     -------     --------
                       Net loans                                10,240        81,884           0       92,124

                 Premises and equipment                            139         4,841           0        4,980
                 Accrued interest receivable                       893             *           0          893
                 Goodwill and other intangibles                     78            31           0          109
                 Other assets                                       70         3,134           0        3,204
                                                               -------      --------     -------     --------
                       Total assets                            $29,305      $132,062     $     0     $161,367
                                                               =======      ========     =======     ========
               LIABILITIES AND SHAREHOLDERS' EQUITY
                 Deposits
                   Noninterest-bearing                         $ 2,553      $ 16,773     $     0     $ 19,326
                   Certificates of deposit over $100,000         2,580             *           0        2,580
                   Other interest-bearing                       20,141        96,655           0      116,796
                                                               -------      --------     -------     --------
                       Total deposits                           25,274       113,428           0      138,702

                 Short-term borrowings                               0         5,497           0        5,497
                 FHLB advances                                       0         2,187           0        2,187
                 Long-term debt                                      0         3,480           0        3,480
                 Accrued interest, expenses, and taxes             142             *           0          142
                 Other liabilities                                   3         1,232           0        1,235
                                                               -------      --------     -------     --------
                       Total liabilities                        25,419       125,824           0      151,243
                                                               -------      --------     -------     --------
                 Shareholders' equity
                   Preferred stock
                     Convertible                                     0             0           0            0
                     Nonconvertible                                  0             0           0            0
                   Common stock                                    200         1,284       2,324        3,808
                   Additional paid-in capital                    1,914            18      (2,324)        (392)
                   Net unrealized loss - available
                     for sale securities                            (4)          (44)          0          (48)
                   Retained earnings                             1,776         4,980           0        6,756
                                                               -------      --------     -------     --------
                       Total shareholders' equity                3,886         6,238           0       10,124
                                                               -------      --------     -------     --------
                       Total liabilities and
                         shareholders' equity                  $29,305      $132,062     $     0     $161,367
                                                               =======      ========     =======     ========

        * Not available.  Combined with other caption.

        See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 1994
(Dollars in thousands, except per share data)

                                                                                   |---------- ACQUISTIONS ----------|
                                                                         UNION     CONSUMMATED  CONSUMMATED               PRO FORMA
                                                                       PLANTERS     PURCHASES    POOLINGS       GSSC         TOTAL
                                                                      -----------  -----------  -----------  -----------  ---------
Interest income
  Interest and fees on loans                                            $224,084    $1,721        $5,327       $102,573    $333,705
  Interest on investment securities
    Taxable                                                               94,815       709         1,680         20,026     117,230
    Tax-exempt                                                            20,571        36           145          3,748      24,500
  Interest on deposits at financial institutions                             326         1           182             22         531
  Interest on federal funds sold and securities
    purchased under agreements to resell                                   2,425      (221)           44            306       2,554
  Interest on trading account securities                                   6,591         0             0              0       6,591
  Interest on loans held for resale                                        1,022         0             0          2,355       3,377
                                                                        --------    ------        ------       --------    --------
      Total interest income                                              349,834     2,246         7,378        129,030     488,488
                                                                        --------    ------        ------       --------    --------
Interest expense
  Interest on deposits                                                   124,651     1,170         2,704         44,441     172,966
  Interest on short-term borrowings                                       12,437         0            55            876      13,368
  Interest on FHLB advances and long-term debt                            12,985         8           287          1,130      14,410
                                                                        --------    ------        ------       --------    --------
      Total interest expense                                             150,073     1,178         3,046         46,447     200,744
                                                                        --------    ------        ------       --------    --------
      Net interest income                                                199,761     1,068         4,332         82,583     287,744
Provision for losses on loans                                                  -       144            26          2,765       2,935
                                                                        --------    ------        ------       --------    --------
      Net interest income after provision
        for losses on loans                                              199,761       924         4,306         79,818     284,809
                                                                        --------    ------        ------       --------    --------
Noninterest income
  Service charges on deposit accounts                                     24,327        58           492         12,994      37,871
  Profits and commissions on trading activities                            3,954         0             0              0       3,954
  Investment securities gains (losses)                                    (7,889)        0             3           (145)     (8,031)
  Other income                                                            34,703         7           481          9,902      45,093
                                                                        --------    ------        ------       --------    --------
      Total noninterest income                                            55,095        65           976         22,751      78,887
                                                                        --------    ------        ------       --------    --------
Noninterest expense
  Salaries and employee benefits                                          79,392       749         1,855         38,863     120,859
  Net occupancy expense                                                   13,603        61            22          5,535      19,221
  Equipment expense                                                       13,844        56           568          5,875      20,343
  Other expense                                                           71,498       615         1,486         22,108      95,707
                                                                        --------    ------        ------       --------    --------
      Total noninterest expense                                          178,337     1,481         3,931         72,381     256,130
                                                                        --------    ------        ------       --------    --------
      Earnings (loss) before income taxes, extraordinary
        items, and accounting changes                                     76,519      (492)        1,351         30,188     107,566
Applicable income taxes                                                   22,920        (4)          480          9,297      32,693
                                                                        --------    ------        ------       --------    --------
      Earnings (loss) before extraordinary items
        and accounting changes                                          $ 53,599    $ (488)       $  871       $ 20,891    $ 74,873
                                                                        ========    ======        ======       ========    ========


Earnings per common share
  Primary                                                               $   1.84                                            $  1.70
  Fully diluted                                                             1.74                                               1.65
Weighted average shares outstanding
  (in thousands)
    Primary                                                               25,472                                             40,009
    Fully diluted                                                         29,953                                             44,490


See the accompanying notes to the unaudited pro forma consolidated financial statements.

UNION PLANTERS CORPORATION AND SUBSIDIARIES
CONSUMMATED PURCHASE ACQUISITIONS COMBINED STATEMENT OF EARNINGS
NINE MONTHS ENDED SEPTEMBER 30, 1994
(Dollars in thousands)


                                                                                                    PRO FORMA    PURCHASE
                                                                            TBI          ACB       ADJUSTMENTS     TOTAL
                                                                          -------     --------     -----------   ---------
Interest income
  Interest and fees on loans                                              $1,384        $ 251        $  86       $1,721
  Interest on investment securities
    Taxable                                                                  581            5          123          709
    Tax-exempt                                                                36            0            0           36
  Interest on deposits at financial institutions                               1            0            0            1
  Interest on federal funds sold and securities
    purchased under agreements to resell                                       7            6         (234)        (221)
  Interest on trading account securities                                       0            0            0            0
  Interest on loans held for resale                                            0            0            0            0
                                                                          ------        -----        -----       ------
      Total interest income                                                2,009          262          (25)       2,246
                                                                          ------        -----        -----       ------
Interest expense
  Interest on deposits                                                     1,043          110           17        1,170
  Interest on short-term borrowings                                            0            0            0            0
  Interest on FHLB advances and long-term debt                                 8            0            0            8
                                                                          ------        -----        -----       ------
      Total interest expense                                               1,051          110           17        1,178
                                                                          ------        -----        -----       ------
      Net interest income                                                    958          152          (42)       1,068
Provision for losses on loans                                                  4          140            0          144
                                                                          ------        -----        -----       ------
      Net interest income after provision
        for losses on loans                                                  954           12          (42)         924
                                                                          ------        -----        -----       ------
Noninterest income
  Service charges on deposit accounts                                         39           19            0           58
  Profits and commissions on trading activities                                0            0            0            0
  Investment securities gains                                                  0            0            0            0
  Other income                                                                 5            2            0            7
                                                                          ------        -----        -----       ------
      Total noninterest income                                                44           21            0           65
                                                                          ------        -----        -----       ------
Noninterest expense
  Salaries and employee benefits                                             690           59            0          749
  Net occupancy expense                                                       62            *           (1)          61
  Equipment expense                                                           72           31          (47)          56
  Other expense                                                              420           56          139          615
                                                                          ------        -----        -----       ------
      Total noninterest expense                                            1,244          146           91        1,481
                                                                          ------        -----        -----       ------
      Earnings (loss) before income taxes, extraordinary
        items, and accounting changes                                       (246)        (113)        (133)        (492)
Applicable income taxes (credit)                                              48            0          (52)          (4)
                                                                          ------        -----        -----       ------
      Earnings (loss) before extraordinary items
        and accounting changes                                            $ (294)       $(113)       $ (81)      $ (488)
                                                                          ------        -----        -----       ------

* Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

            UNION PLANTERS CORPORATION AND SUBSIDIARIES
            CONSUMMATED POOLING ACQUISITIONS COMBINED STATEMENT OF EARNINGS NINE MONTHS ENDED SEPTEMBER 30, 1994
            (Dollars in thousands)


                                                                                                  POOLING
                                                                         OBION       MSB-ARK       TOTAL
                                                                      -----------   ----------   ----------
            Interest income
              Interest and fees on loans                                 $  683       $4,644       $5,327
              Interest on investment securities
                Taxable                                                     616        1,064        1,680
                Tax-exempt                                                   95           50          145
              Interest on deposits at financial institutions                  *          182          182
              Interest on federal funds sold and securities
                purchased under agreements to resell                         30           14           44
              Interest on trading account securities                          *            *            0
              Interest on loans held for resale                               *            *            0
                                                                         ------       ------       ------
                  Total interest income                                   1,424        5,954        7,378
                                                                         ------       ------       ------
            Interest expense
              Interest on deposits                                          624        2,080        2,704
              Interest on short-term borrowings                               *           55           55
              Interest on FHLB advances and long-term debt                    *          287          287
                                                                         ------       ------       ------
                  Total interest expense                                    624        2,422        3,046
                                                                         ------       ------       ------
                  Net interest income                                       800        3,532        4,332
            Provision for losses on loans                                     -           26           26
                                                                         ------       ------       ------
                  Net interest income after provision
                    for losses on loans                                     800        3,506        4,306
                                                                         ------       ------       ------
            Noninterest income
              Service charges on deposit accounts                            67          425          492
              Profits and commissions on trading activities                   0            0            0
              Investment securities gains                                     0            3            3
              Other income                                                   18          463          481
                                                                         ------       ------       ------
                  Total noninterest income                                   85          891          976
                                                                         ------       ------       ------
            Noninterest expense
              Salaries and employee benefits                                261        1,594        1,855
              Net occupancy expense                                          22            *           22
              Equipment expense                                              32          536          568
              Other expense                                                 218        1,268        1,486
                                                                         ------       ------       ------
                  Total noninterest expense                                 533        3,398        3,931
                                                                         ------       ------       ------
                  Earnings before income taxes, extraordinary
                    items, and accounting changes                           352          999        1,351
            Applicable income taxes                                         119          361          480
                                                                         ------       ------       ------
                  Earnings before extraordinary items
                    and accounting changes                               $  233       $  638       $  871
                                                                         ======       ======       ======

        * Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

            UNION PLANTERS CORPORATION AND SUBSIDIARIES
            UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS YEAR ENDING DECEMBER 31, 1993
            (Dollars in thousands, except per share data)

                                                                                  |-------------- ACQUISTIONS -----------|
                                                                        UNION     CONSUMMATED CONSUMMATED             PRO FORMA
                                                                       PLANTERS   PURCHASES    POOLINGS      GSSC       TOTAL
                                                                      ----------  ----------  ----------  ----------  ----------
            Interest income
              Interest and fees on loans                               $253,085     $10,055     $39,807    $122,482    $425,429
              Interest on investment securities
                Taxable                                                 122,502       2,848      12,623      29,036     167,009
                Tax-exempt                                               24,448         320         733       5,377      30,878
              Interest on deposits at financial institutions              1,634           1         545         108       2,288
              Interest on federal funds sold and securities
                purchased under agreements to resell                      4,602        (573)      1,116         490       5,635
              Interest on trading account securities                      6,194           0           0           0       6,194
              Interest on loans held for resale                           3,336           0           0       4,096       7,432
                                                                       --------     -------     -------    --------    --------
                  Total interest income                                 415,801      12,651      54,824     161,589     644,865
                                                                       --------     -------     -------    --------    --------
            Interest expense
              Interest on deposits                                      154,487       6,088      23,170      58,710     242,455
              Interest on short-term borrowings                           6,287           0         290         943       7,520
              Interest on FHLB advances and long-term debt               12,358          15         503         895      13,771
                                                                       --------     -------     -------    --------    --------
                  Total interest expense                                173,132       6,103      23,963      60,548     263,746
                                                                       --------     -------     -------    --------    --------
                  Net interest income                                   242,669       6,548      30,861     101,041     381,119
            Provision for losses on loans                                 9,743       3,128       1,576       6,815      21,262
                                                                       --------     -------     -------    --------    --------
                  Net interest income after provision
                    for losses on loans                                 232,926       3,420      29,285      94,226     359,857
                                                                       --------     -------     -------    --------    --------
            Noninterest income
              Service charges on deposit accounts                        29,274         578       3,291      17,258      50,401
              Profits and commissions on trading activities               8,720           0          51           0       8,771
              Investment securities gains (losses)                        4,732         239         158        (237)      4,892
              Other income                                               46,364         243       2,329      13,814      62,750
                                                                       --------     -------     -------    --------    --------
                  Total noninterest income                               89,090       1,060       5,829      30,835     126,814
                                                                       --------     -------     -------    --------    --------
            Noninterest expense
              Salaries and employee benefits                            101,650       1,989      12,543      48,733     164,915
              Net occupancy expense                                      16,256         340       2,989       7,100      26,685
              Equipment expense                                          16,679         373         250       7,307      24,609
              Other expense                                              95,734       3,410      11,060      26,222     136,426
                                                                       --------     -------     -------    --------    --------
                  Total noninterest expense                             230,319       6,112      26,842      89,362     352,635
                                                                       --------     -------     -------    --------    --------
                  Earnings (loss) before income taxes, extraordinary
                    items, and accounting changes                        91,697      (1,632)      8,272      35,699     134,036
            Applicable income taxes                                      26,333         336       2,887      11,087      40,643
                                                                       --------     -------     -------    --------    --------
                  Earnings (loss) before extraordinary items
                    and accounting changes                             $ 65,364     $(1,968)    $ 5,385    $ 24,612    $ 93,393
                                                                       ========     =======     =======    ========    ========


            Earnings per common share
              Primary                                                  $   2.63                                        $   2.11
              Fully diluted                                                2.46                                            2.06
            Weighted average shares outstanding
              (in thousands)
                Primary                                                  21,622                                          39,840
                Fully diluted                                            25,852                                          44,342

        See the accompanying notes to the unaudited pro forma consolidated financial statements.

            UNION PLANTERS CORPORATION AND SUBSIDIARIES
            CONSUMMATED PURCHASE ACQUISITIONS COMBINED STATEMENT OF EARNINGS YEAR ENDED DECEMBER 31, 1993
            (Dollars in thousands)




                                                                                                                FARMERS
                                                                  ACB         TBI      MARYVILLE      FSB        UNION
                                                               ----------  ----------  ----------  ----------  ----------
            Interest income
              Interest and fees on loans                           $1,590      $4,633     $ 1,813        $223      $  973
              Interest on investment securities
                Taxable                                                52       1,652         173         115         264
                Tax-exempt                                              0          95           0          20          27
              Interest on deposits at financial institutions            0           0           0           0           0
              Interest on federal funds sold and securities
                purchased under agreements to resell                   50           0           0          15          21
              Interest on trading account securities                    0           0           0           0           0
              Interest on loans held for resale                         0           0           0           0           0
                                                                   ------      ------     -------        ----      ------
                   Total interest income                            1,692       6,380       1,986         373       1,285
                                                                   ------      ------     -------        ----      ------
            Interest expense
              Interest on deposits                                    751       3,358       1,051         159         616
              Interest on short-term borrowings                         0           0           0           0           0
              Interest on FHLB advances and long-term debt              0          15           0           0           0
                                                                   ------      ------     -------        ----      ------
                   Total interest expense                             751       3,373       1,051         159         616
                                                                   ------      ------     -------        ----      ------
            Provision for losses on loans                              20          68       2,650          35         334
                                                                   ------      ------     -------        ----      ------
                   Net interest income after provision
                     for losses on loans                              921       2,939      (1,715)        179         335
                                                                   ------      ------     -------        ----      ------
            Noninterest income
              Service charges on deposit accounts                     148         125         150          13          60
              Profits and commissions on trading activities             0           0           0           0           0
              Investment securities gains (losses)                      0         308         134          17        (210)
              Other income                                             67          33          68          26          30
                                                                   ------      ------     -------        ----      ------
                   Total noninterest income                           215         466         352          56        (120)
                                                                   ------      ------     -------        ----      ------
              Salaries and employee benefits                          343         976           *          55         268
              Net occupancy expense                                   118         201           *          13          40
              Equipment expense                                         *         397           *          14          91
              Other expense                                           330       1,002         806          71         147
                                                                   ------      ------     -------        ----      ------
                   Total noninterest expense                          791       2,576         806         153         546
                                                                   ------      ------     -------        ----      ------
                   Earnings (loss) before income taxes,
                     extraordinary items, and accounting
                     changes                                          345         829      (2,169)         82        (331)
            Applicable income taxes (credit)                          114         274         160          24        (143)
                                                                   ------      ------     -------        ----      ------
                   Earnings (loss) before extraordinary items
                     and accounting changes                        $  231      $  555     $(2,329)       $ 58      $ (188)
                                                                   ======      ======     =======        ====      ======

                                                                                       PRO FORMA    PURCHASE
                                                                  FCB         ERIN     ADJUSTMENTS    TOTAL
                                                               ----------  ----------  ----------  ----------
            Interest income
              Interest and fees on loans                             $ 330      $  614       $(121)   $10,055
              Interest on investment securities
                Taxable                                                 30         381         181      2,848
                Tax-exempt                                               3         175           0        320
              Interest on deposits at financial institutions            (2)          3           0          1
              Interest on federal funds sold and securities
                purchased under agreements to resell                     2          33        (694)      (573)
              Interest on trading account securities                     0           0           0          0
              Interest on loans held for resale                          0           0           0          0
                                                                     -----      ------       -----    -------
                   Total interest income                               363       1,206        (634)    12,651
                                                                     -----      ------       -----    -------
            Interest expense
              Interest on deposits                                     153         455        (455)     6,088
              Interest on short-term borrowings                          0           0           0          0
              Interest on FHLB advances and long-term debt               0           0           0         15
                                                                     -----      ------       -----    -------
                   Total interest expense                              153         455        (455)     6,103
                                                                     -----      ------       -----    -------
                   Net interest income                                 210         751        (179)     6,548
            Provision for losses on loans                                0          21           0      3,128
                                                                     -----      ------       -----    -------
                   Net interest income after provision
                     for losses on loans                               210         730        (179)     3,420
                                                                     -----      ------       -----    -------
            Noninterest income
              Service charges on deposit accounts                       34          48           0        578
              Profits and commissions on trading activities              0           0           0          0
              Investment securities gains (losses)                       0         (10)          0        239
              Other income                                               3          16           0        243
                                                                     -----      ------       -----    -------
                   Total noninterest income                             37          54           0      1,060
                                                                     -----      ------       -----    -------
            Noninterest expense
              Salaries and employee benefits                           171         176           0      1,989
              Net occupancy expense                                      9          22         (63)       340
              Equipment expense                                         17           *        (146)       373
              Other expense                                            288         218         548      3,410
                                                                     -----      ------       -----    -------
                   Total noninterest expense                           485         416         339      6,112
                                                                     -----      ------       -----    -------
                   Earnings (loss) before income taxes,
                     extraordinary items, and accounting
                     changes                                          (238)        368        (518)    (1,632)
            Applicable income taxes (credit)                             0         109        (202)       336
                                                                     -----      ------       -----    -------
                   Earnings (loss) before extraordinary items
                     and accounting changes                          $(238)     $  259       $(316)   $(1,968)
                                                                     =====      ======       =====    =======


        * Not available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

            UNION PLANTERS CORPORATION AND SUBSIDIARIES
            CONSUMMATED POOLING ACQUISITIONS COMBINED STATEMENT OF EARNINGS YEAR ENDED DECEMBER 31, 1993
            (Dollars in thousands)



                                                                         MSB         FNB         CBI         LBI         EBI
                                                                      ----------  ----------  ----------  ----------  ----------
            Interest income
              Interest and fees on loans                                $ 9,839     $ 6,207      $2,687     $10,932      $3,073
              Interest on investment securities
                Taxable                                                   2,871       5,225         636       1,478         450
                Tax-exempt                                                  439          36          24           *          67
              Interest on deposits at financial institutions                  1         111           2          53          40
              Interest on federal funds sold and securities
                purchased under agreements to resell                        196         121          60         476         189
              Interest on trading account securities                          0           0           0           0           0
              Interest on loans held for resale                               0           0           0           0           0
                                                                        -------     -------      ------     -------      ------
                  Total interest income                                  13,346      11,700       3,409      12,939       3,819
                                                                        -------     -------      ------     -------      ------
            Interest expense
              Interest on deposits                                        5,887       5,311       1,397       5,982         914
              Interest on short-term borrowings                             281           1           2           0           0
              Interest on FHLB advances and long-term debt                    0           0           0         118           0
                                                                        -------     -------      ------     -------      ------
                  Total interest expense                                  6,168       5,312       1,399       6,100         914
                                                                        -------     -------      ------     -------      ------
                  Net interest income                                     7,178       6,388       2,010       6,839       2,905
            Provision for losses on loans                                 1,147           0         128         259           0
                                                                        -------     -------      ------     -------      ------
                  Net interest income after provision
                    for losses on loans                                   6,031       6,388       1,882       6,580       2,905
                                                                        -------     -------      ------     -------      ------
            Noninterest income
              Service charges on deposit accounts                           938         636         194         382         295
              Profits and commissions on trading activities                   0           0          51           0           0
              Investment securities gains (losses)                         (185)        287           4          12          10
              Other income                                                  515         170         131         833          38
                                                                        -------     -------      ------     -------      ------
                  Total noninterest income                                1,268       1,093         380       1,227         343
                                                                        -------     -------      ------     -------      ------
            Noninterest expense
              Salaries and employee benefits                              2,882       3,724         688       2,002         970
              Net occupancy expense                                       1,040         423         127         389         190
              Equipment expense                                               *         250           *           *           *
              Other expense                                               3,068       2,953         414       2,025         864
                                                                        -------     -------      ------     -------      ------
                  Total noninterest expense                               6,990       7,350       1,229       4,416       2,024
                                                                        -------     -------      ------     -------      ------
                  Earnings before income taxes, extraordinary
                    items, and accounting changes                           309         131       1,033       3,391       1,224
            Applicable income taxes (credit)                                (15)         85         363       1,301         472
                                                                        -------     -------      ------     -------      ------
                  Earnings before extraordinary items
                    and accounting changes                              $   324     $    46      $  670     $ 2,090      $  752
                                                                        =======     =======      ======     =======      ======

                                                                                                POOLING
                                                                         OBION      MSB-ARK      TOTAL
                                                                      ----------  ----------  ----------
            Interest income
              Interest and fees on loans                                 $  928      $6,141     $39,807
              Interest on investment securities
                Taxable                                                     818       1,145      12,623
                Tax-exempt                                                  128          39         733
              Interest on deposits at financial institutions                  *         338         545
              Interest on federal funds sold and securities
                purchased under agreements to resell                         46          28       1,116
              Interest on trading account securities                          *           *           0
              Interest on loans held for resale                               *           *           0
                                                                         ------      ------     -------
                  Total interest income                                   1,920       7,691      54,824
                                                                         ------      ------     -------
            Interest expense
              Interest on deposits                                          799       2,880      23,170
              Interest on short-term borrowings                               0           6         290
              Interest on FHLB advances and long-term debt                    0         385         503
                                                                         ------      ------     -------
                  Total interest expense                                    799       3,271      23,963
                                                                         ------      ------     -------
                  Net interest income                                     1,121       4,420      30,861
            Provision for losses on loans                                     -          42       1,576
                                                                         ------      ------     -------
                  Net interest income after provision
                    for losses on loans                                   1,121       4,378      29,285
                                                                         ------      ------     -------
            Noninterest income
              Service charges on deposit accounts                            53         793       3,291
              Profits and commissions on trading activities                   0           0          51
              Investment securities gains (losses)                           (2)         32         158
              Other income                                                   57         585       2,329
                                                                         ------      ------     -------
                  Total noninterest income                                  108       1,410       5,829
                                                                         ------      ------     -------
            Noninterest expense
              Salaries and employee benefits                                384       1,893      12,543
              Net occupancy expense                                          64         756       2,989
              Equipment expense                                               *           *         250
              Other expense                                                 244       1,492      11,060
                                                                         ------      ------     -------
                  Total noninterest expense                                 692       4,141      26,842
                                                                         ------      ------     -------
                  Earnings before income taxes, extraordinary
                    items, and accounting changes                           537       1,647       8,272
            Applicable income taxes (credit)                                176         505       2,887
                                                                         ------      ------     -------
                  Earnings before extraordinary items
                    and accounting changes                               $  361      $1,142     $ 5,385
                                                                         ======      ======     =======


    *Not available.  Combined with other caption.

        See the accompanying notes to the unaudited pro forma consolidated financial statements.

             UNION PLANTERS CORPORATION AND SUBSIDIARIES
             UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS FOR THE YEAR-ENDED DECEMBER 31, 1992
             (Dollars in thousands, except per share data)

                                                                                             PRO FORMA
                                                                    UPC           GSSC         TOTAL
                                                                ------------  ------------  ------------
             Interest income
               Interest and fees on loans                          $211,063      $103,751      $314,814
               Interest on investment securities
                 Taxable                                            113,256        29,407       142,663
                 Tax-exempt                                          16,148         6,090        22,238
               Interest on deposits at financial institutions         3,999           916         4,915
               Interest on federal funds sold and securities
                 purchased under agreements to resell                 4,280           970         5,250
               Interest on trading account securities                 6,648             0         6,648
               Interest on loans held for resale                      3,561         3,689         7,250
                                                                   --------      --------      --------
                   Total interest income                            358,955       144,823       503,778
                                                                   --------      --------      --------
             Interest expense
               Interest on deposits                                 147,132        61,903       209,035
               Interest on short-term borrowings                      6,942         1,098         8,040
               Interest on FHLB advances and long-term debt           5,489            66         5,555
                                                                   --------      --------      --------
                   Total interest expense                           159,563        63,067       222,630
                                                                   --------      --------      --------
                   Net interest income                              199,392        81,756       281,148
             Provision for losses on loans                           19,194         7,988        27,182
                                                                   --------      --------      --------
                   Net interest income after provision
                     for losses on loans                            180,198        73,768       253,966
                                                                   --------      --------      --------
             Noninterest income
               Service charges on deposit accounts                   21,335        14,255        35,590
               Profits and commissions from trading activities       10,168             5        10,173
               Investment securities gains                           13,363           656        14,019
               Other income                                          42,408        10,419        52,827
                                                                   --------      --------      --------
                   Total noninterest income                          87,274        25,335       112,609
                                                                   --------      --------      --------
             Noninterest expense
               Salaries and employee benefits                        77,245        39,519       116,764
               Net occupancy expense                                 13,509         5,892        19,401
               Equipment expense                                     12,875         5,961        18,836
               Other expense                                        101,209        23,254       124,463
                                                                   --------      --------      --------
                   Total noninterest expense                        204,838        74,626       279,464
                                                                   --------      --------      --------
                   Earnings before income taxes, extraordinary
                     items, and accounting changes                   62,634        24,477        87,111
             Applicable income taxes                                 17,611         6,250        23,861
                                                                   --------      --------      --------
                   Earnings before extraordinary items
                     and accounting changes                        $ 45,023      $ 18,227      $ 63,250
                                                                   ========      ========      ========

             Earnings per common share
               Primary                                             $   2.07                    $   1.79
               Fully diluted                                           2.00                        1.77
             Weighted average shares outstanding
               (in thosands)
                 Primary                                             18,765                      31,910
                 Fully diluted                                       21,609                      34,754

        * Not Available.  Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

             UNION PLANTERS CORPORATION AND SUBSIDIARIES
             UNAUDITED CONSOLIDATED PRO FORMA STATEMENT OF EARNINGS FOR THE YEAR-ENDED DECEMBER 31, 1991
             (Dollars in thousands, except per share data)

                                                                                            PRO FORMA
                                                                   UPC           GSSC         TOTAL
                                                               ------------  ------------  ------------
             Interest income
               Interest and fees on loans                         $226,435      $114,269      $340,704
               Interest on investment securities
                 Taxable                                            86,226        35,612       121,838
                 Tax-exempt                                         13,354         6,620        19,974
               Interest on deposits at financial institutions        7,525         2,373         9,898
               Interest on federal funds sold and securities
                 purchased under agreements to resell                6,606         2,185         8,791
               Interest on trading account securities                5,419             0         5,419
               Interest on loans held for resale                     4,784         1,479         6,263
                                                                  --------      --------      --------
                   Total interest income                           350,349       162,538       512,887
                                                                  --------      --------      --------
             Interest expense
               Interest on deposits                                173,295        86,223       259,518
               Interest on short-term borrowings                    12,809         1,574        14,383
               Interest on FHLB advances and long-term debt          5,004           192         5,196
                                                                  --------      --------      --------
                   Total interest expense                          191,108        87,989       279,097
                                                                  --------      --------      --------
                   Net interest income                             159,241        74,549       233,790
             Provision for losses on loans                          25,281         8,922        34,203
                                                                  --------      --------      --------
                   Net interest income after provision
                     for losses on loans                           133,960        65,627       199,587
                                                                  --------      --------      --------
             Noninterest income
               Service charges on deposit accounts                  19,868        13,758        33,626
               Profits and commissions from trading activities      14,707             0        14,707
               Investment securities gains (losses)                  3,391          (767)        2,624
               Other income                                         35,347         7,017        42,364
                                                                  --------      --------      --------
                   Total noninterest income                         73,313        20,008        93,321
                                                                  --------      --------      --------
             Noninterest expense
               Salaries and employee benefits                       71,953        36,537       108,490
               Net occupancy expense                                10,901         5,871        16,772
               Equipment expense                                    11,346         5,450        16,796
               Other expense                                        75,401        21,016        96,417
                                                                  --------      --------      --------
                   Total noninterest expense                       169,601        68,874       238,475
                                                                  --------      --------      --------
                   Earnings before income taxes, extraordinary
                     items, and accounting changes                  37,672        16,761        54,433
             Applicable income taxes                                 7,538         3,999        11,537
                                                                  --------      --------      --------
                   Earnings before extraordinary items            $ 30,134      $ 12,762      $ 42,896
                     and accounting changes                       ========      ========      ========

             Earnings per common share
               Primary                                            $   1.56                    $   1.32
               Fully diluted                                          1.55                        1.32
             Weighted average shares outstanding
               (in thousands)
                 Primary                                            18,632                      31,752
                 Fully diluted                                      18,986                      32,105

        * Not available. Combined with other caption.

See the accompanying notes to the unaudited pro forma consolidated financial statements.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

         NOTE 1.  CONSUMMATED ACQUISITIONS

                The unaudited pro forma consolidated balance sheet and statements of earnings reflect the acquisitions consummated subsequent to September 30, 1994. The unaudited pro forma consolidated balance sheet gives effect to these transactions at September 30, 1994 as if they had occurred on that date, and the unaudited pro forma consolidated statements of earnings reflect the impact of the transactions as if they had occurred January 1, 1993, except for the acquisition of GSSC which is presented assuming the transaction occurred January 1, 1991. The unaudited pro forma consolidated results shown are not necessarily indicative of future operating results.

         ACQUISITIONS ACCOUNTED FOR AS POOLINGS OF INTERESTS COMPLETED IN
         1993 AND INCLUDED IN THE CORPORATION'S 1993 CONSOLIDATED BALANCE SHEET AND CONSOLIDATED STATEMENT OF EARNINGS

                                                  DATE              SHARES          TOTAL ASSETS
              INSTITUTION                       ACQUIRED            ISSUED       AT JANUARY 1, 1993
         --------------------------             --------            ------       ------------------
                                                                                   (in millions)
         Garrett Bancshares Inc.                5/31/93             613,088           $ 173.7
         Hogue Holding Company, Inc.             9/1/93             219,274              38.5
         Central State Bancorp, Inc.             9/1/93             630,355             107.8
         First Financial Services, Inc.         10/1/93             447,906              86.0
                                                                  ---------           -------
            Total                                                 1,910,623           $ 406.0
                                                                  =========           =======

         ACQUISITIONS ACCOUNTED FOR AS PURCHASES COMPLETED IN 1993

                                      DATE                                   PURCHASE  RESULTING
             INSTITUTION            ACQUIRED        CONSIDERATION             PRICE   INTANGIBLES  TOTAL ASSETS
         ---------------------      --------    ---------------------       --------- -----------  ------------
                                                                            (dollars in millions)
         Bank of East Tennessee      1/1/93     648,786 Shares of              $25.3      $7.0        $231
         (BOET) in Morristown, TN (a)           Series E Preferred Stock

         Security Trust Federal      1/1/93     Cash                            22.0       3.0         261
         Savings and Loan
         Association in
         Knoxville, TN and
         SaveTrust Federal
         Savings Bank in
         Dyersburg, TN (Security
         Trust/SaveTrust)

         First Federal Savings      2/26/93     625,000 Shares of                 NM (b)     - (c)     187
         Bank of Maryville, TN                  Common Stock
         (Maryville)(b)                         (Conversion/Acquisition)

         First State                3/12/93     Cash and Common Stock            3.9        .4          34
         Bancshares, Inc. (FSB),                (90,162 Shares)
         Parent Company of
         First State Bank of
         Fayette County in
         Somerville, TN
         (Somerville)

         First Cumberland Bank      3/15/93     Cash                              .2         -          20
         in Madison, TN (FCB)

         Farmers Union Bank in       4/1/93     Cash                             9.5       4.2          78
         Ripley, TN
         (Farmers Union)

         Erin Bank & Trust           6/1/93     259,736 Shares of                8.3       2.1          43
         Company in Erin, TN                    Series E Preferred Stock
         (Erin)

         (a) The Corporation had previously acquired 17.93% of the common stock of BOET ($3.4 million). On January 1, 1993, the
               Corporation purchased an additional 43.93% of the common stock of BOET in exchange for the Corporation's Series E Preferred Stock ($11.1 million). Effective May 3, 1993, the Corporation acquired the remaining outstanding common stock of BOET in exchange for the Corporation's Series E Preferred Stock ($10.8 million).

         (b) The Corporation acquired Maryville, a federal mutual savings bank which, incidental to a conversion/acquisition, converted to a federal stock charter. All of the stock of Maryville was acquired by the Corporation in exchange for a capital contribution equalling approximately $14.1 million derived in part from the proceeds of a public offering of the Corporation's Common Stock made in connection with the conversion/acquisition.

         (c) The recording of the acquisition of Maryville using the purchase method of accounting resulted in negative goodwill of approximately $9.4 million, $8.1 million of which was deducted from noncurrent, nonmonetary assets (premises and equipment, fair value adjustment of loans, prepaid software and mortgage servicing rights). The remaining negative goodwill of $1.3 million was recorded in other liabilities and is being amortized over 7 years.

         NM - Not meaningful

         Acquisitions Accounted for as Poolings of Interests Completed Subsequent to December 31, 1993

                  INSTITUTION                             DATE ACQUIRED           SHARES ISSUED       TOTAL ASSETS
         ---------------------------------                -------------           -------------       ------------
                                                                                                      (in millions)
         Mid-South Bancorp. Inc., Parent                  1/1/94                       839,542              $  185
         Company of Simpson County Bank in
         Franklin, KY; Adairville Banking Company
         in Adairville, KY; General Trust Company
         in Nashville, TN; The Peoples Bank of
         Elk Valley in Fayetteville, TN; and
         First Citizens Bank in Franklin, Columbia
         and Mt. Pleasant, TN (MSB) (a)

         First National Bancorp of                        3/1/94                       974,886                 170
         Shelbyville, Inc., Parent Company of
         First National Bank of Shelbyville
         in Shelbyville, TN (FNB) (a)

         Clin-Ark Bancshares, Inc.,                       4/1/94                       217,768                  50
         Parent Company of First National Bank
         of Clinton in Clinton, AR (CBI) (a)

         Liberty Bancshares, Inc.,                        7/1/94                     1,223,353                 181
         Parent Company of Liberty Federal
         Savings Bank in Paris, TN (LBI) (a)

         Earle Bancshares, Inc.,                          8/1/94                       320,112                  43
         Parent Company of First Southern Bank
         in Earle, AR (EBI) (a)

         BNF BANCORP, Inc.,                               9/1/94                     2,000,329                 278
         Parent Company of BANKFIRST in
         Decatur, AL (BNF) (a)

         Commercial Bancorp, Inc.,                       11/1/94                       189,391                  29
         Parent Company of
         The Commercial Bank in
         Obion, TN (Obion)

         Mid-South Bancshares, Inc.,                     12/1/94                       572,115                 133
         Parent Company of Security Bank
         in Paragould, AR, and
         Farmers and Merchants Bank in
         Reyno, AR (MSB-ARK)

         Grenada Sunburst System                         12/31/94                   13,776,357               2,503
         Corporation, Parent Company of
         Sunburst Bank, Mississippi in
         Grenada; and Sunburst Bank,
         Louisiana in Baton Rouge (GSSC)

                                                                                    ----------              ------
            Total                                                                   20,113,853              $3,572
                                                                                    ==========              ======


         (a) Included in the Corporation's September 30, 1994 consolidated balance sheet and consolidated statement of earnings.


         Acquisitions Accounted for as Purchases Completed Subsequent to December 31, 1993

                                                  DATE                         PURCHASE     RESULTING
                  INSTITUTION                   ACQUIRED    CONSIDERATION        PRICE     INTANGIBLES      TOTAL ASSETS
         ---------------------------------      --------    -------------      --------    -----------     -------------
                                                                                                           (in millions)
         Anderson County Bank in
         Clinton, TN (ACB)                       3/1/94        Cash             $ 2.6          $ .7             $ 22

         Assumption of liabilities and
         purchase of assets from the RTC (a)    4/19/94        Cash                .4            .4               15

         Tennessee Bancorp, Inc., Parent         5/1/94        Cash              13.5           5.9               98
         Company of Tennessee National
         Bank in Columbia, TN (TBI)


         Assumption of liabilities and          9/23/94        Cash               4.2           4.2               54
         purchase of assets from the RTC (b)


         (a) Two subsidiaries of the Corporation assumed approximately $14 million of deposits (including accrued interest) and acquired assets (primarily loans) from the Resolution Trust Corporation and simultaneously sold certain loans to a third party. The pro forma impact of this acquisition is not presented since it was a failed institution.

         (b) A subsidiary of the Corporation assumed approximately $54 million of deposits (including accrued interest) and acquired assets (primarily loans) from the Resolution Trust Corporation. Certain asset purchase options were exercised resulting in the assumption of three branches and approximately $26.5 million in loans and accrued interest. The pro forma impact of this acquisition is not presented since it was a failed institution.


         NOTE 2.  REORGANIZATION OF UPNB

                As of July 1, 1994, the Corporation formed four new regional bank subsidiaries, Union Planters Bank of East Tennessee, National Association (Knoxville); Union Planters Bank of Middle Tennessee, National Association (Nashville); Union Planters Bank of Chattanooga, National Association (Chattanooga); and Union Planters Bank of Jackson, National Association (Jackson) (collectively, the Regional Banks). UPC injected equity of $101.7 million into the Regional Banks with a majority of the funds ($98 million) provided by a dividend from Union Planters National Bank (UPNB). Each of the Regional Banks purchased from UPNB, at book value, substantially all of the assets and assumed the liabilities of the UPNB branches located in its region. While the separation of the branches previously held by UPNB had no material impact on the consolidated financial condition of UPC, it will promote the identification of individual branch operations within their local communities. UPNB continues to operate branches located in Memphis and West Tennessee.


         NOTE 3.  FOURTH QUARTER 1994 EARNINGS CONSIDERATIONS RELATED TO
                  THE GSSC ACQUISITION, RESTRUCTURING OF THE OPERATIONS OF THE CORPORATION, AND OTHER FOURTH QUARTER CHARGES

                Consistent with previously reported estimates, the Corporation's fourth quarter of 1994 results included a $27.2 million after-tax ($40.6 million pre-tax) charge related to the GSSC merger and the restructuring of the operations of the Corporation.

                In connection with the Corporation's acquisition of GSSC, management adopted specific plans related to the restructuring of its operations to facilitate the consolidation of the two organizations and to improve profitability throughout the Corporation. The fourth quarter restructuring charges reflect the implementation of this plan. The plan calls for the merger of a number of the Corporation's subsidiary banks operating in the same or adjacent geographic markets which would reduce the number of individual bank charters from forty-seven to thirty in 1995. The number of retail branches is expected to be reduced by approximately 10% during 1995 and early 1996. The plan anticipates the disposal of related buildings, furniture, and equipment. The Corporation plans to reduce total staff by approximately 20% throughout its six-state operating region. As part of this reduction, the Corporation offered voluntary early retirement and voluntary separation programs in the fourth quarter of 1994. Three hundred eighty-eight eligible employees elected to accept these programs. Additional reductions of approximately 600 employees will be achieved through attrition, changes in systems and work procedures, job consolidation, and branch closings.

                During the fourth quarter of 1994, the Corporation began and completed a consumer loan marketing program to increase the number of account relationships and outstandings in its consumer loan portfolio. This program resulted in an after-tax charge to earnings of $9.7 million ($14.4 million pre-tax) and the establishment of approximately 250,000 account relationships and $185 million in consumer loans outstanding. Additional increases in both account relationships and loans are anticipated.

                The Corporation also sold approximately $460 million of investment securities during the fourth quarter of 1994 resulting in an after-tax loss of $8.4 million ($12.5 million pre-tax). Management elected to sell certain low-yielding securities to fund current and anticipated loan growth and to reduce short-term borrowings.

                The impact of the above charges has been reflected on a pro forma basis in the September 30, 1994 pro forma balance sheet. These transactions are not reflected in pro forma statements of earnings.


         NOTE 4.  UNAUDITED PRO FORMA ADJUSTMENTS

                The following summarizes the unaudited pro forma adjustments which are necessary to reflect the transactions described above as of September 30, 1994 for the unaudited pro forma consolidated balance sheet, and for the nine months ended September 30, 1994, and for the three years ended December 31, 1993 for the unaudited pro forma consolidated statements of earnings.

                 UNION PLANTERS CORPORATION AND SUBSIDIARIES
                           CONSUMMATED ACQUISITIONS
          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET ADJUSTMENTS


                                                                                                        SEPTEMBER 30, 1994
                                                                                                           DEBIT (CREDIT)
                                                                                                        --------------------
                                                                                                       (DOLLARS IN THOUSANDS)
                 (1)  INVESTMENT SECURITIES - AVAILABLE FOR SALE
                          FOURTH QUARTER 1994 RESTRUCTURING AND OTHER CHARGES (NOTE 3)                             $(12,461)

                 (2)  PREMISES AND EQUIPMENT
                          FOURTH QUARTER 1994 RESTRUCTURING AND OTHER CHARGES (NOTE 3)                               (6,842)

                 (3)  OTHER ASSETS
                          FOURTH QUARTER 1994 RESTRUCTURING AND OTHER CHARGES (NOTE 3)                               22,210

                 (4)  OTHER LIABILITIES
                          FOURTH QUARTER 1994 RESTRUCTURING AND OTHER CHARGES (NOTE 3)                              (48,205)

                 (5)  RETAINED EARNINGS
                          FOURTH QUARTER 1994 RESTRUCTURING AND OTHER CHARGES (NOTE 3)                               45,298

                 (6)  ADDITIONAL PAID-IN CAPITAL
                          TO ELIMINATE SURPLUS                                                           $31,842
                          EXCESS OF PAR/STATED VALUE OF STOCK ISSUED OVER TOTAL EQUITY                    27,737
                                                                                                         -------
                            TOTAL                                                                                    59,579

                 (7)  COMMON STOCK
                          TO ELIMINATE COMMON STOCK                                                        $9,493
                          ISSUANCE OF COMMON STOCK                                                        (69,072)
                                                                                                         --------
                            TOTAL                                                                                   (59,579)

                                                                                                                   --------
                                             TOTAL                                                                 $      0
                                                                                                                   ========

                  UNION PLANTERS CORPORATION AND SUBSIDIARIES
                            CONSUMMATED ACQUISITIONS
       UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS ADJUSTMENTS


                                                                                                        NINE              TWELVE
                                                                                                       MONTHS             MONTHS
                                                                                                       ENDED              ENDED
                                                                                                      09/30/94           12/31/93
                                                                                                     ----------         ----------
                                                                                                         (DOLLARS IN THOUSANDS)
                    (1) INTEREST INCOME - INTEREST AND FEES ON LOANS
                         AMORTIZATION OF THE WRITEUP OF LOANS TO FAIR MARKET VALUE                        ($86)             $ 121

                    (2) INTEREST INCOME - INVESTMENT SECURITIES
                         ACCRETION OF THE NET WRITE-DOWN OF INVESTMENT SECURITIES
                           TO FAIR MARKET VALUE                                                           (123)              (181)

                    (3) INTEREST INCOME - FEDERAL FUNDS SOLD
                         REDUCTION OF INTEREST INCOME FROM THE LIQUIDATION OF
                           SHORT-TERM INVESTMENTS TO FUND THE PURCHASE PRICE                               234                694

                    (4) INTEREST EXPENSE - DEPOSITS
                         AMORTIZATION OF THE WRITE-UP OF DEPOSITS TO FAIR MARKET VALUE                      17               (455)

                    (5) NET OCCUPANCY EXPENSE
                         AMORTIZATION OF FAIR VALUE ADJUSTMENT                                   ($1)               ($3)
                         REVERSAL OF DEPRECIATION DUE TO THE ALLOCATION OF NEGATIVE GOODWILL       -                (60)
                                                                                                 ---               ----
                            TOTAL                                                                           (1)               (63)

                    (6) EQUIPMENT EXPENSE
                         ADJUST DEPRECIATION DUE TO THE SALE OF IDLE ASSETS                       (1)                 -
                         ADJUST DEPRECIATION DUE TO WRITE-DOWN OF EQUIPMENT                      (46)              (146)
                                                                                                 ---               ----
                           TOTAL                                                                           (47)              (146)

                    (7) OTHER EXPENSE
                         GOODWILL AND OTHER INTANGIBLES AMORTIZATION                                       139                548

                    (8) APPLICABLE INCOME TAXES
                         TAX EFFECT OF ABOVE ADJUSTMENTS,
                           ASSSUMING A 39% TAX RATE                                                        (52)              (202)

                                                                                                         -----              -----
                                TOTAL                                                                    $  81              $ 316
                                                                                                         =====              =====


        NOTE 5.  UNAUDITED PRO FORMA CAPITAL RATIOS

                The following table summarizes the Corporation's unaudited capital ratios as of September 30, 1994, and the unaudited pro forma capital ratios reflecting consummation of all completed acquisitions. The unaudited pro forma capital ratios reflect the impact of certain fourth quarter of 1994 charges (see Note 3).


                                                      As Adjusted for the
                                        Actual            Acquisitions
                                       --------       -------------------
         Shareholders' Equity
           to Assets                     7.82%                 7.27%

         Leverage Ratio                  7.51%                 6.97%

         Tier 1 Capital to
           risk-weighted assets*        14.83%                12.70%

         Total Capital to
           risk-weighted assets*        18.07%                15.33%



         *Based on estimated risk-weighted assets of the acquisitions consummated subsequent to September 30, 1994, and the GSSC risk-weighted assets.